Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald NOLAN D. ARCHIBALD Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rosalind G. Brewer ROSALIND G. BREWER Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt DAVID B. BURRITT Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr. JAMES O. ELLIS, JR. Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk THOMAS J. FALK Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King GWENDOLYN S. KING Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy JAMES M. LOY Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale DOUGLAS H. McCORKINDALE Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston JOSEPH W. RALSTON Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens ANNE STEVENS Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marillyn A. Hewson MARILLYN A. HEWSON Chief Executive Officer, President and Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens ROBERT J. STEVENS Executive Chairman and Director

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce L. Tanner BRUCE L. TANNER Executive Vice President and Chief Financial Officer

February 27, 2013

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman, and Stephen M. Piper, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher J. Gregoire CHRISTOPHER J. GREGOIRE Vice President and Controller (Chief Accounting Officer)

February 27, 2013